Filed Pursuant to Rule 497(e)
Investment Company Act Registration No. 811-04010
Securities Act Registration No. 002-90810

PIA MUTUAL FUND

Statement of Additional Information dated March 29, 2004

For the OCM Gold Fund

        This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the Prospectus dated March 29, 2004 of PIA Mutual Fund (the “Trust”) relating to the OCM Gold Fund (the “Fund”). Copies of the Prospectus may be obtained from the Trust’s Distributor, Syndicated Capital, Inc. (the “Distributor”), 1299 Ocean Avenue, Suite 210, Santa Monica, CA 90401.

        The following financial statements are incorporated by reference to the Annual Report, dated November 30, 2003, of PIA Mutual Fund (File No. 811-04010) as filed with the Securities and Exchange Commission on February 6, 2004.

Schedule of Investments
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Notes to Financial Statements
Financial Highlights
Report of Independent Auditors

        Shareholders may obtain a copy of the Annual Report, without charge, by calling (800) 628-9403.

        No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated March 29, 2004, and, if given or made, such information or representations may not be relied upon as having been authorized by PIA Mutual Fund. This Statement of Additional Information does not constitute an offer to sell securities.

FUND HISTORY AND CLASSIFICATION

        The Trust, PIA Mutual Fund, is an open-end management investment company consisting of five separate portfolios: the PIA Short-Term Government Securities Fund, the PIA Equity Fund, the PIA Total Return Bond Fund, the PIA BBB Bond Fund and the OCM Gold Fund (collectively the “Funds” and where applicable each a “Fund”). This Statement of Additional Information provides information on the OCM Gold Fund. The Fund is non-diversified. PIA Mutual Fund was organized as a Massachusetts business trust on January 6, 1984. Between December 27, 1996 and March 27, 2003, the Trust was known as “Monterey Mutual Fund.” Prior to December 27, 1996 the Trust was known as “Monitrend Mutual Fund.” The Fund was called the “Monitrend Gold Fund” prior to December 13, 1996.

Investment Restrictions

        The Trust has adopted the following restrictions applicable to the Fund as fundamental policies, which may not be changed without the approval of the holders of a “majority,” as defined in the Investment Company Act of 1940 (the “1940 Act”), of the shares of the Fund. Under the 1940 Act, approval of the holders of a “majority” of the Fund’s outstanding voting securities means the favorable vote of the holders of the lesser of (i) 67% of its shares represented at a meeting at which more than 50% of its outstanding shares are represented or (ii) more than 50% of its outstanding shares.

        The Fund may not purchase any security, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government securities”), if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer; provided, however, that 50% of the total assets of the Fund may be invested without regard to this restriction.

        The Fund may not:

        1.     Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

        2.     Purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old.

        3.     Invest in securities of any issuer if, to the knowledge of the Trust, any officer or trustee of the Trust or officer or director of the Fund’s investment adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

        4.     Make investments for the purpose of exercising control or management.

        5.     Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

        6.     Purchase warrants if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in warrants.

        7.     Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

        8.     Invest in interests in oil, gas or other mineral leases or exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

        9.     Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options).

        10.     Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the Fund’s net assets (taken at current value) is held as collateral for such sales at any one time.

        11.     Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and with respect to initial and variation margin for futures contracts are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts or purchase of related options or the sale of options on indices are deemed to be the issuance of a senior security.)

        12.     Buy or sell commodities or commodity contracts except futures and related options or real estate or interests in real estate (including limited partnership interests). For purposes of this restriction, Mortgage-Backed Securities are not considered real estate or interests in real estate.

        13.     Participate on a joint or joint and several basis in any trading account in securities.

        14.     Purchase any security restricted as to disposition under federal securities laws except that subject to Securities and Exchange Commission (“SEC”) limitations on investments in illiquid securities, the Fund may purchase securities restricted as to disposition under federal securities laws without limitation.

        15.     Make loans, except through repurchase agreements and the loaning of portfolio securities.

        In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of the Fund to normally invest 80% of the value of its net assets in the particular type of investments suggested by the Fund’s name. If the Board of Trustees determines to change this non-fundamental policy for the Fund, the Fund will provide 60 days prior notice to the shareholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written disclosure document containing the following prominent statement in bold-type: “Important Notice Regarding Change in Investment Policy.” If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

Illiquid Securities

        It is the position of the SEC (and an operating although not a fundamental policy of the Fund) that open-end investment companies such as the Fund should not make investments in illiquid securities if thereafter more than 15% of the value of their net assets would be so invested. The investments included as illiquid securities are (i) those which cannot freely be sold for legal reasons, although securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid; (ii) fixed time deposits subject to withdrawal penalties, other than overnight deposits; (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. The Fund does not expect to own any investments for which market quotations are not available. However, illiquid securities do not include obligations which are payable at principal amount plus accrued interest within seven days after purchase. The Board of Trustees has delegated to the Fund’s investment adviser, Orrell Capital Management, Inc. (the “Adviser”) the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Trustees has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of the securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors. Investing in Rule 144A securities could have the effect of decreasing the liquidity of the Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Lending Portfolio Securities

        The Fund may, to increase its income, lend its securities on a short- or long-term basis to brokers, dealers and financial institutions if (i) the loan is collateralized in accordance with applicable regulatory guidelines (the “Guidelines”) and (ii) after any loan, the value of the securities loaned does not exceed 25% of the value of its total assets. Under the present Guidelines (which are subject to change) the loan collateral must be, on each business day, at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government securities. To be acceptable as collateral, a letter of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter of credit. Such terms and the issuing bank would have to be satisfactory to the Fund. Any loan might be secured by any one or more of the three types of collateral.

        The Fund receives amounts equal to the interest or other distributions on loaned securities and also receives one or more of the negotiated loan fees, interest on securities used as collateral or interest on the securities purchased with such collateral, either of which type of interest may be shared with the borrower. The Fund may also pay reasonable finder’s, custodian and administrative fees but only to persons not affiliated with the Trust. The Fund will not have the right to vote securities on loan, but the terms of the loan will permit the Fund to terminate the loan and thus reacquire the loaned securities on three days notice.

        The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

Hedging Instruments

        The Fund may engage in hedging. Hedging may be used in an attempt to (i) protect against declines or possible declines in the market values of securities held in the Fund’s portfolio (“short hedging”) or (ii) establish a position in the securities markets as a substitute for the purchase of individual securities (“long hedging”). The Fund may engage in short hedging in an attempt to protect the Fund’s value against anticipated downward trends in the securities markets or engage in long hedging as a substitute for the purchase of securities, which may then be purchased in an orderly fashion. It is expected that when the Fund is engaging in long hedging, it would, in the normal course, purchase securities and terminate the hedging position, but under unusual market conditions such a hedging position may be terminated without the corresponding purchase of securities. The various hedging instruments which the Fund may use are discussed below.

Futures Contracts and Options Thereon

        The Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may purchase and write (sell) futures contracts on gold (“Gold Futures”). A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index or of gold with respect to a Gold Future is made. It is the practice of holders of futures contracts to close out their positions on or before the expiration date by use of offsetting contract positions and physical delivery is thereby avoided.

        The Fund may purchase put and call options and write put and call options on stock index futures contracts. The Fund may purchase put and call options and write put and call options on Gold Futures. When the Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing a call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period. By writing a put option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option, the right to sell to the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

        Some futures and options strategies tend to hedge the Fund’s equity or gold positions against price fluctuations, while other strategies tend to increase market exposure. Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying stock index or gold. The extent of the Fund’s loss from an unhedged short position in futures contracts or call options on futures contracts is potentially unlimited. The Fund may engage in related closing transactions with respect to options on futures contracts. The Fund will purchase or write options only on futures contracts that are traded on a United States exchange or board of trade.

        When the Fund purchases or sells a futures contract, the Fund “covers” its position. To cover its position, the Fund maintains (and marks-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to its obligations on the futures contract or otherwise cover its position. If the Fund continues to engage in the described securities trading practices and properly maintains assets, such assets will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such maintained assets will assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

        The Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will maintain cash or high-grade liquid debt securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

        The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written call, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently with the put option.

        Although the Fund intends to purchase and sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

Index Options Transactions

        The Fund may purchase put and call options and write put and call options on stock indexes. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the options. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. Unlike the options on securities discussed below, all settlements of index options transactions are in cash.

        Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board of Options Exchange, the AMEX and other exchanges. Over-the-counter index options, purchased over-the-counter options and the cover for any written over-the-counter options would be subject to the Fund’s 15% limitation on investment in illiquid securities. See “Illiquid Securities.”

        Each of the exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, options positions of certain other accounts advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may buy or sell; however, the Adviser intends to comply with all limitations.

        Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities comprising the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Trading in index options requires different skills and techniques than are required for predicting changes in the prices of individual stocks. The Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund either (i) owns an offsetting position in securities or other options; and/or (ii) maintains (and marks-to-market, on a daily basis) cash or liquid securities that, when added to the premiums deposited with respect to the option, are equal to its obligations under the option positions that are not otherwise covered.

        The Adviser may utilize index options as a technique to leverage the portfolio of the Fund. If the Adviser is correct in its assessment of the future direction of stock prices, the share price of the Fund will be enhanced. If the Adviser has the Fund take a position in options and stock prices move in a direction contrary to the Adviser’s forecast however, the Fund would incur losses greater than the Fund would have incurred without the options position.

Options on Securities

        An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires. The buyer of a call obtains, in exchange for a premium that is paid to the seller, or “writer,” of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium. Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases. The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option. A premium has two components: the intrinsic value and the time value. The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option. The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.

        One risk of any put or call that is held is that the put or call is a wasting asset. If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid. In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out. Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

        Call Options on Securities. When the Fund writes a call, it receives a premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price.

        To terminate its obligation on a call which it has written, the Fund may purchase a call in a “closing purchase transaction.” A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received. All call options written by the Fund must be “covered.” For a call to be “covered” (i) the Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration; (ii) the Fund must maintain cash or liquid securities adequate to purchase the security; or (iii) any combination of (i) or (ii).

        When the Fund buys a call, it pays a premium and has the right to buy the related investments from the seller of the call during the call period at a fixed exercise price. The Fund benefits only if the market price of the related investment is above the call price plus the premium paid during the call period and the call is either exercised or sold at a profit. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date, and the Fund will lose its premium payment and the right to purchase the related investment.

        Put Options on Securities. When the Fund buys a put, it pays a premium and has the right to sell the related investment to the seller of the put during the put period (usually not more than nine months) at a fixed exercise price. Buying a protective put permits the Fund to protect itself during the put period against a decline in the value of the related investment below the exercise price by having the right to sell the investment through the exercise of the put. The Fund may not write put options.

Special Risks of Hedging Strategies

        Participation in the options markets involves investment risks and transactions costs to which the Fund would not be subject absent the use of these strategies. Risks inherent in the use of options include: (1) dependence on the Adviser’s ability to predict correctly movements in the direction of securities prices; (2) imperfect correlation between the price of options and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (4) the possible absence of a liquid secondary market for any particular instrument at any time.

Limitations on Options

        Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other investment advisory clients of the Adviser and its affiliates.

Temporary Investments

        The Fund may invest in cash and money market securities. The Fund may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. Money market securities include treasury bills, short-term investment-grade fixed-income securities, bankers’ acceptances, commercial paper, commercial paper master notes and repurchase agreements.

        The Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the two highest rating categories by a nationally recognized securities rating organization (NRSRO).

        The Fund may enter into repurchase agreements. A repurchase agreement transaction occurs when, at the time the Fund purchases a security, the Fund agrees to resell it to the vendor (normally a commercial bank or a broker-dealer) on an agreed upon date in the future. Such securities are referred to as the “Resold Securities”. The Adviser will consider the creditworthiness of any vendor of repurchase agreements. The resale price will be in excess of the purchase price in that it reflects an agreed upon market interest rate effective for the period of time during which the Fund’s money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund’s risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Resold Securities and can therefore resell the instrument promptly. Repurchase agreements can be considered as loans “collateralized” by the Resold Securities, such agreements being defined as “loans” in the 1940 Act. The return on such “collateral” may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the “collateral” is at least equal to the value of the loan, including the accrued interest earned thereon. All Resold Securities will be held by the Fund’s custodian or another bank either directly or through a securities depository.

Depository Receipts

        The Fund may invest in American Depository Receipts (“ADRs”). ADR facilities may be either “sponsored” or “unsponsored.” While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or to pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instruments and other communications. The Fund may invest in sponsored and unsponsored ADRs.

        In addition to ADRs, the Fund may hold foreign securities in the form of American Depository Shares (“ADSs”), Global Depository Receipts (“GDRs”) and European Depository Receipts (“EDRs”), or other securities convertible into foreign securities. These receipts may not be denominated in the same currency as the underlying securities. Generally, American banks or trust companies issue ADRs and ADSs, which evidence ownership of underlying foreign securities. GDRs represent global offerings where an issuer issues two securities simultaneously in two markets, usually publicly in a non-U.S. market and privately in the U.S. market. EDRs (sometimes called Continental Depository Receipts (“CDRs”)) are similar to ADRs, but usually issued in Europe. Typically issued by foreign banks or trust companies, EDRs and CDRs evidence ownership of foreign securities. Generally, ADRs and ADSs in registered form trade in the U.S. securities markets, GDRs in the U.S. and European markets, and EDRs and CDRs (in bearer form) in European markets.

Foreign Securities

        The Fund may invest in securities of foreign issuers. There are risks in investing in foreign securities. Foreign economies may differ from the U.S. economy; individual foreign companies may differ from domestic companies in the same industry; foreign currencies may be stronger or weaker than the U.S. dollar.

        An investment may be affected by changes in currency rates and in exchange control regulations, and the Fund may incur transaction costs in exchanging currencies. For example, at times when the assets of the Fund are invested in securities denominated in foreign currencies, investors can expect that the value of such investments will tend to increase when the value of U.S. dollars is decreasing against such currencies. Conversely, a tendency toward a decline in the value of such investments can be expected when the value of the U.S. dollar is increasing against such currencies.

        Foreign companies are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. Foreign stock markets have substantially less volume than the New York Stock Exchange, and securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers. There is frequently less government regulation of exchanges, broker-dealers and issuers than in the United States. Brokerage commissions in foreign countries are generally fixed, and other transactions costs related to securities exchanges are generally higher than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

        Most foreign securities owned by the Fund are held by foreign subcustodians that satisfy certain eligibility requirements. However, foreign subcustodian arrangements are significantly more expensive than domestic custody. In addition, foreign settlement of securities transactions is subject to local law and custom that is not, generally, as well established or as reliable as U.S. regulation and custom applicable to settlements of securities transactions and, accordingly, there is generally perceived to be a greater risk of loss in connection with securities transactions in many foreign countries.

        The Fund may invest in securities of companies in countries with emerging economies or securities markets (“Emerging Markets”). Investment in Emerging Markets involves risks in addition to those generally associated with investments in foreign securities. Political and economic structures in many Emerging Markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund’s investments and the availability to the Fund of additional investments in such Emerging Markets. The small size and inexperience of the securities markets in certain Emerging Markets and the limited volume of trading in securities in those markets may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).

        To manage the currency risk accompanying investments in foreign securities and to facilities the purchase and sale of foreign securities, the Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (“forward foreign currency” contracts or “forward” contracts).

        A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

        When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security (“transaction hedging”). By entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars equal to the amount of foreign currency involved in the underlying security transaction, the Fund can protect itself against a possible loss, resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which the payment is made or received.

        When the Adviser believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell a fixed amount of the foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency (“position hedging”). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s securities or other assets denominated in that currency. Under normal circumstances, the Adviser considers the long-term prospects for a particular currency and incorporates the prospect into its overall long-term diversification strategies. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

        At the maturity of a forward contract, the Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of foreign currency.

        If the Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a forward contract to sell the foreign currency. Should forward prices decline during the period when the Fund entered into the forward contract for the sale of a foreign currency and the date it entered into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

        Shareholders should note that: (1) foreign currency hedge transactions do not protect against or eliminate fluctuations in the prices of particular portfolio securities (i.e., if the price of such securities declines due to an issuer’s deteriorating credit situation); and (2) it is impossible to forecast with precision the market value of securities at the expiration of a forward contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the Fund’s securities is less than the amount of the foreign currency upon expiration of the contract. Conversely, the Fund may have to sell some of its foreign currency received upon the sale of a portfolio security if the market value of the Fund’s securities exceeds the amount of foreign currency the Fund is obligated to deliver. The Fund’s dealings in forward foreign currency exchange contracts will be limited to the transactions described above.

        Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Portfolio Turnover

        See “Financial Highlights” in the Prospectus for information on the past portfolio turnover rates of the Fund. As indicated in the Prospectus the portfolio turnover of the Fund may vary significantly from year to year.

MANAGEMENT

Management Information

        As a Massachusetts business trust, the business and affairs of the Trust are managed by its officers under the direction of its Board of Trustees. The Funds form a “Fund Complex” as defined in the 1940 Act and are the only funds in the Fund Complex. Each trustee oversees all five of the Funds in the Trust. The name, age, address, principal occupations during the past five years, and other information with respect to each of the trustees and officers of the Trust is set forth below.

Name, Address and Age	Positions(s) Held with Trust	Term of Office(1) and Length of Time Served	Principle Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Beatrice P. Felix	Trustee	Served as	Sales Agent, Roland Land	5	None
1011 4th Street, #218		Trustee	Realty (1994 - present)
Santa Monica, CA 90403		since 1996
Age: 45
Ann Louise Marinaccio	Trustee	Served as	Sales Associate, Saks	5	None
1 Norwood Road		Trustee	Fifth Avenue (1986 -
Springfield, NJ 07081		since 1996	present)
Age: 64
Robert I. Weisberg	Trustee	Served as	President and Managing	5	Environmental
41 West Shore Road		Trustee	Partner, Alco Financial		Power, Inc. ;
Belvedere, CA 94920		since 1996	Services, LLC (1997 -		Titan General
Age: 57			present)		Holdings, Inc.
Interested Trustee and Officers
Joseph Lloyd McAdams, Jr.(2)	Trustee,	Served as	Chairman of the Board and	5	None
1299 Ocean Avenue	Chairman,	Trustee and	Chief Investment Officer,
Suite 210	President and	Chairman	Pacific Income Advisers,
Santa Monica, CA 90401	Treasurer	since 1996	Inc. (1986 - present);
Age: 58			Chairman of the Board,
		President	Chief Executive Officer
		and	and President, Syndicated
		Treasurer	Capital, Inc (1987 -
		since	present); Chairman of the
		February	Board and Chief Executive
		2004	Officer, Anworth Mortgage
Asset Corp. (1998 -
present)

Name, Address and Age	Positions(s) Held with Trust	Term of Office(1) and Length of Time Served	Principle Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Flaven Butler	Secretary	Served as	Assistant Vice President,	N/a	N/A
1299 Ocean Avenue		Secretary	Pacific Income Advisers,
Suite 210		since 2001	Inc. (1994 - present)
Santa Monica, CA 90401
Age: 31

(1)     Each trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term, renewed annually, until the election of a successor.

(2)     Mr. McAdams is considered an Interested Trustee of the Trust within the meaning of the 1940 Act. Mr. McAdams is considered an Interested Trustee because of his affiliation with Pacific Income Advisers, Inc. and Syndicated Capital, Inc.

Committee

        The Trust’s Board of Trustees has created an audit committee whose members consist of Beatrice P. Felix, Ann Louise Marinaccio and Robert I. Weisberg. The primary functions of the audit committee are to recommend to the Board of Trustees the independent accountants to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Funds’ internal controls and to review certain other matters relating to the Funds’ accountants and financial records. The audit committee met twice in fiscal 2003.

        The Trust’s Board of Trustees has no other committees.

Compensation

        During the fiscal year ended November 30, 2003, the Trust paid its trustees who are not affiliated with any of the investment advisers to any of the PIA Mutual Funds or the Distributor fees aggregating $13,200. The Trust’s standard method of compensating the trustees who are not “interested persons” of the Trust, is to pay each such trustee an annual retainer of $2,000 and a fee of $500 for each meeting of the Board of Trustees attended. The Trust also reimburses such trustees for their reasonable travel expenses incurred in attending meetings of the Board of Trustees. The Trust does not provide pension or retirement benefits to its trustees and officers.

Name of Person, Position	Aggregate Compensation from Trust	Pension & Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Trust Paid to Trustees
Independent Trustees
Ann Louise Marinaccio	$4,400	0	0	$4,400
Robert I. Weisberg	$4,400	0	0	$4,400
Beatrice P. Felix	$4,400	0	0	$4,400
Interested Trustees
Joseph Lloyd McAdams, Jr.	0	0	0	0

Code of Ethics

        The Trust and the Adviser have adopted separate codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

Proxy Voting Policy

        General Voting Policy. The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser considers each proposal on a case-by-case basis and votes proxies in the best economic interest of the Fund. The Adviser may consider other factors by agreement with the Fund or to comply with applicable laws and regulations.

        Conflict of Interest. If the Adviser determines that voting a particular proxy would create a conflict of interest between the interests of the Fund and its shareholders on the one hand and the interests of the Adviser or any affiliate of the Adviser on the other hand, then the Adviser will disclose the conflict to the Trust’s Board of Trustees and obtain the Board’s feedback and consent prior to voting. If consent is not granted, then the Adviser will abstain from voting and notify the Trust’s Board of Trustees of this fact.

        Proxy Voting Records. Beginning in August 2004, the Trust will be required to disclose annually the Fund’s complete proxy voting records on new Form N-PX. The first filing of Form N-PX will cover the period from July 1, 2003 through June 30, 2004, and will be filed no later than August 31, 2004. Once filed, Form N-PX will be available upon request. The Fund’s Form N-PX will also be available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Investment Advisory Agreement

        In approving the continuation of the existing investment advisory agreement for the Fund, the Board of Trustees considered a number of factors including, but not limited to, the following:

•	the positive performance of the Fund;
•	the Fund’s expense ratio, which the Board believes is reasonable given the nature of the Fund;
•	the high quality of the services offered by the Adviser and the Adviser’s performance to date; and
•	the reasonableness of the compensation payable to the Adviser when compared to other funds and in light of the services that the Adviser provides to the Fund.

        Based upon its review, the Board of Trustees determined that the Adviser had the capabilities, resources and personnel necessary to continue to manage the Fund effectively. Further the Board of Trustees determined that based on the services the Adviser was required to render under the investment advisory agreement, the compensation to be paid to the Adviser was fair and reasonable. Finally, the Board of Trustees concluded that it would be in the best interest of the Fund to continue the investment advisory agreement with the Adviser.

        The benefits derived by the Adviser from soft dollar arrangements are described under the caption “Portfolio Transactions and Brokerage.” None of the trustees who are Disinterested Persons, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

Share Ownership

        Set forth below are the names and addresses of all record holders of shares of the Fund who as of February 29, 2004 beneficially owned more than 5% of the Fund’s then outstanding shares (or any other holder otherwise known to the Trust to own more than 5% of the Fund’s outstanding shares).

Name and Address of Beneficial Owner	Number of Shares	Percent of Class
A.G. Edwards & Sons, Inc.
FBO Josephine Bay Paul
One North Jefferson
St. Louis, Missouri 63103	293,833	5.03%

        All trustees and officers of the Trust as a group beneficially owned no shares of the Fund as of February 29, 2004.

        The following table sets forth the dollar range of shares of the Fund and all of the PIA Mutual Funds beneficially owned by each trustee of the Trust as of December 31, 2003:

Name of Trustee	Dollar Range of Shares of the Fund	Dollar Range of Shares of All Funds*
"Disinterested Persons" of the Trust
Beatrice P. Felix	None	Over $100,000
Ann Louise Marinaccio	None	Over $100,000
Robert I. Weisberg	None	None
"Interested Person" of the Trust
Joseph Lloyd McAdams, Jr	None	Over $100,000

*The Funds form a “Family of Investment Companies” as defined in the 1940 Act and are the only funds in the Family of Investment Companies.

The Adviser and the Administrator

        Orrell Capital Management, Inc. (the “Adviser”), is the investment adviser to the Fund. Gregory M. Orrell is the President and sole shareholder of the Adviser. Prior to December 13, 1996, Monitrend Investment Management, Inc. was the investment adviser to the Fund and from January 31, 1991 to August 17, 1994 was the sub-adviser to the Fund. Kensington Capital Management, Inc. was investment adviser to the Fund from January 31, 1991 to August 17, 1994.

        Under the investment advisory agreement applicable to the Fund, the investment adviser thereto is paid a fee computed daily and payable monthly, at an annual rate expressed as a percentage of the Fund’s average daily net assets. The applicable fee rates are as follows:

Fee Rate	Average Daily Net Assets
1.00%	0 to $50 million
0.875%	$50 million to $75 million
0.75%	$75 million to $100 million
0.625%	$100 million to $150 million
0.50%	$150 million to $250 million
0.375%	Over $250 million

        Under the investment advisory agreement applicable to the Fund, the Adviser is responsible for reimbursing the Fund to the extent necessary to permit the Fund to maintain a voluntary ratio of expenses to average daily net assets at 2.99%. Expense reimbursement obligations are calculated daily and paid monthly.

        Investment advisory fees payable by the Fund were as follows:

Fiscal Year End	Total Fees	Fees Waived	Fees Retained	Reimbursements in Addition to Fee Waivers
2003	$528,355	$0	$528,355	$0
2002	$303,336	$0	$303,336	$0
2001	$141,671	$0	$141,671	$0

        The Fund’s investment advisory agreement provides that the Adviser shall not be liable to the Fund for any error of judgment by the Adviser or for any loss sustained by the Fund except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

        Since July 1, 2002, UMB Fund Services, Inc., a Wisconsin corporation (the “Administrator”), has served as administrator and fund accountant to the Fund, subject to the overall supervision of the Trust’s Board of Trustees. Pursuant to an Administration and Fund Accounting Agreement, the Administrator provides certain administrative and fund accounting services to each of the Funds. The Administrator’s services include, but are not limited to, the following: maintaining or coordinating with other service providers the maintenance of each of the Funds’ books and records, maintaining all general ledger accounts and related subledgers; overseeing the Funds’ fidelity insurance relationship; participating in the preparation of certain tax returns and compiling data for and preparing annual notices to the Securities and Exchange Commission; preparing financial statements for the Funds’ annual and semi-annual reports to the Securities and Exchange Commission; preparing notice and renewal securities filings pursuant to state securities laws; determining and monitoring the Funds’ income and expense accruals and causing appropriate expenses to be paid from Trust assets; periodically monitoring the Funds’ compliance with their policies and limitations relating to portfolio investments as set forth in the Prospectus and Statement of Additional Information for the Funds and the status of each of the Funds as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; assisting in developing an agenda for each board meeting and, if requested by the trustees, attending board meetings and preparing board meeting minutes; assisting in calculating dividend and capital gains distributions; calculating daily net asset values for each of the Funds based on valuations provided by pricing services of the Adviser; and generally assisting in the Trust’s administrative operations as mutually agreed by the Trust and the Administrator.

        For its services as administrator and fund accountant, the Fund pays the Administrator a fee, computed daily and paid monthly, plus out-of-pocket expenses, certain pricing fees and special project fees at the rates set forth in the following table, subject to a minimum annual fee of approximately $67,725.

Average Net Assets	Basis Points
Up to $50 Million	15.0 basis points (0.15%)
$50 Million to $100 Million	7.5 basis points (0.075%)
$100 Million to $250 Million	7.0 basis points (0.07%)
$250 Million to $500 Million	3.0 basis points (0.03%)
Over $500 Million	2.0 basis points (0.02%)

        During the fiscal years ended November 30, 2003 and 2002, the Administrator received $81,440 and $24,942, respectively, from the Fund for administration and fund accounting services.

        Prior to July 1, 2002, Orbitex Fund Services, Inc., formerly known as “American Data Services, Inc.” (“Orbitex”), served as administrator and fund accountant to each of the Funds. For its services as administrator and fund accountant, Orbitex was paid a fee, computed daily and paid monthly, by each of the Funds at the rate of 0.10% per year of the average daily net assets of the fund in question, subject to a minimum monthly fee of approximately $1,072 per fund. During the fiscal years ended November 30, 2002 and 2001, Orbitex received the following fees from the Funds for administration and fund accounting services:

2001	2002

$17,159	$16,454

Portfolio Transactions and Brokerage

        Under the investment advisory agreement applicable to the Fund, the Adviser is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. (These activities of the Adviser are subject to the control of the Trust’s Board of Trustees, as are all of the activities of the Adviser under the investment advisory agreement.) The primary consideration of the Adviser in effecting a securities transaction will be execution at the most favorable securities price. The agreement also contains the provisions summarized below. The Trust understands that a substantial amount of the portfolio transactions of the Fund may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to market makers. In certain instances the Adviser may make purchases of underwritten issues for the Fund at prices which include underwriting fees.

        In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the investment advisory agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Trust or other accounts for which the Adviser has investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser or any affiliate of the foregoing. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser shall report on such allocations regularly to the Fund, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Adviser is authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, i.e. that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

        The Adviser may use the above-referenced research services in servicing all of its accounts and not just for providing services to the Fund. Conversely, the Fund may benefit from research services obtained by the Adviser from the placement of other clients’ portfolio brokerage.

        The investment advisory agreement permits the Adviser to direct brokerage to Syndicated Capital, Inc., the Distributor of the Fund, but only if it reasonably believes the commissions and transaction quality are comparable to that available from other brokers. Syndicated Capital, Inc. when acting as a broker for the Fund in any of its portfolio transactions executed on a securities exchange of which it is a member, will act in accordance with regulations adopted by the Securities and Exchange Commission under Section 11(a) of the Securities Exchange Act of 1934 and the rules of such exchanges. The Distributor is wholly-owned by Joseph Lloyd McAdams, Jr.

        During the fiscal years ended November 30, 2001, 2002 and 2003 the Fund paid brokerage commissions as follows:

	2001	2002	2003
Commissions Paid to Distributor	$0	$0	$0
Total Commissions Paid	$22,401	$70,667	$88,105
% Paid to Distributor	N/A	N/A	N/A
Total Dollar Amount of Transactions on	$0	$0	$0
which Commissions Were Paid to Distributor
Total Dollar Amount of Transactions on	$4,326,178	$14,261,830	$16,900,795
which Commissions Were Paid
% of Transactions Involving Commission	N/A	N/A	N/A
Payments to Distributor

All of the brokers to whom commissions were paid provided research services to the Adviser. The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market economic or institutional ideas and information assisting the Fund in the valuation of its investments.

Distribution Plan

        The Trust’s Distribution Plan and Agreement (“Plan”) is the written plan contemplated by Rule 12b-1 (the “Rule”) under the 1940 Act.

        The Plan contains the following definitions. “Qualified Recipient” shall mean any broker-dealer or other “person” (as that term is defined in the 1940 Act) which (i) has rendered distribution assistance (whether direct, administrative or both) in the distribution of the Trust’s shares, (ii) furnishes the Distributor (on behalf of the Trust) with such information as the Distributor shall reasonably request to answer such questions as may arise and (iii) has been selected by the Distributor to receive payments under the Plan. “Qualified Holdings” means all shares of the Trust beneficially owned by (i) a Qualified Recipient, (ii) the customers (brokerage or other) of a Qualified Recipient, (iii) the clients (investment advisory or other) of a Qualified Recipient, (iv) the accounts as to which a Qualified Recipient has a fiduciary or custodial relationship, and (v) the members of a Qualified Recipient, if such Qualified Recipient is an association or union; provided that the Qualified Recipient shall have been instrumental in the purchase of such shares by, or shall have provided administrative assistance to, such customers, clients, accounts or members in relation thereto. The Distributor is authorized to make final and binding decisions as to all matters relating to Qualified Holdings and Qualified Recipients, including but not limited to (i) the identity of Qualified Recipients; (ii) whether or not any Trust shares are to be considered as Qualified Holdings of any particular Qualified Recipient; and (iii) what Trust shares, if any, are to be attributed to a particular Qualified Recipient, to a different Qualified Recipient or to no Qualified Recipient. “Qualified Trustees” means the trustees of the Trust who are not interested persons, as defined in the 1940 Act, of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan. While the Plan is in effect, the selection and nomination of Qualified Trustees is committed to the discretion of such Qualified Trustees. Nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such Qualified Trustees. “Permitted Payments” means payments by the Distributor to Qualified Recipients as permitted by the Plan.

        The Plan authorizes the Distributor to make Permitted Payments to any Qualified Recipient on either or both of the following bases: (a) as reimbursement for direct expenses incurred in the course of distributing Trust shares or providing administrative assistance to the Trust or its shareholders, including, but not limited to, advertising, printing and mailing promotional material, telephone calls and lines, computer terminals, and personnel; and/or (b) at a rate specified by the Distributor with respect to the Qualified Recipient in question based on the average value of the Qualified Holdings of such Qualified Recipient. The Distributor may make Permitted Payments in any amount to any Qualified Recipient, provided that (i) the total amount of all Permitted Payments made during a fiscal year to all Qualified Recipients (whether made under (a) and/or (b) above) do not exceed 1% of the daily nets assets of the Fund, or such lower amount as the Board of Trustees of the Trust may determine, in that fiscal year of the Trust; and (ii) a majority of the Qualified Trustees may at any time decrease or limit the aggregate amount of all Permitted Payments or decrease or limit the amount payable to any Qualified Recipient. The Trust will reimburse the Distributor from the assets of the Trust for such Permitted Payments within such limit, but either the Distributor or the Adviser shall bear any Permitted Payments beyond such limits. As of the date of this Statement of Additional Information, the Board of Trustees has set the following limit on Permitted Payments: 0.99% of the daily net assets of the Fund.

        The Plan also authorizes the Distributor to purchase advertising for shares of the Trust, to pay for sales literature and other promotional material, and to make payments to sales personnel affiliated with it. Any such advertising and sales material may include references to other open-end investment companies or other investments and any salesmen so paid are not required to devote their time solely to the sale of Trust shares. Any such expenses (“Permitted Expenses”) made during a fiscal year of the Trust shall be reimbursed or paid by the Trust from the assets of the Trust, except that the combined amount of reimbursements or payments of Permitted Expenses together with the Permitted Payments made pursuant to the Plan by the Trust shall not, in the aggregate, in any fiscal year of the Trust exceed 1% of the daily nets assets of the Fund, or such lower amount as the Board of Trustees of the Trust may determine (as of the date of this Statement of Additional Information, the Board has set 0.99% as the limit), and either the Distributor or the Adviser shall bear any such expenses beyond such limit. No such reimbursements may be made for Permitted Expenses or Permitted Payments for fiscal years prior to the fiscal year in question or in contemplation of future Permitted Expenses or Permitted Payments.

        The Plan states that if and to the extent that any of the payments by the Trust from the assets of the Trust listed below are considered to be “primarily intended to result in the sale of shares” issued by the Trust within the meaning of the Rule, such payments by the Trust are authorized without limit under the Plan and shall not be included in the limitations contained in the Plan: (i) the costs of the preparation, printing and mailing of all required reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Trust or other funds or other investments; (ii) the costs of preparing, printing and mailing of all prospectuses to shareholders; (iii) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Trust’s shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements; (v) all fees and expenses relating to the qualification of the Trust and/or its shares under the securities or “Blue-Sky” law of any jurisdiction; (vi) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of the Trust’s shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of shareholders.

        The Plan also states that it is recognized that the costs of distribution of the shares of the Fund are expected to exceed the sum of Permitted Payments, Permitted Expenses and the portion of sales charges on shares of the Fund retained by the Distributor (“Excess Distribution Costs”) and that the profits, if any, of the Adviser are dependent primarily on the advisory fees paid by the Fund. If, and to the extent that any investment advisory fees paid by the Fund might, in view of any Excess Distribution Costs, be considered as indirectly financing any activity which is primarily intended to result in the sale of shares issued by the Fund, the payment of such fees is authorized under the Plan. The Plan states that in taking any action contemplated by Section 15 of the 1940 Act as to any investment advisory contract to which the Fund is a party, the Board of Trustees, including trustees who are not “interested persons,” as defined in the 1940 Act, shall, in acting on the terms of any such contract, apply the “fiduciary duty” standard contained in Sections 36(a) and 36(b) of the 1940 Act.

        The Plan requires that while it is in effect, the Distributor shall report in writing at least quarterly to the Board of Trustees, and the Board shall review, the following: (i) the amounts of all Permitted Payments, the identity of the recipients of each such Payment; the basis on which each such recipient was chosen as a Qualified Recipient and the basis on which the amount of the Permitted Payment to such Qualified Recipient was made; (ii) the amounts of Permitted Expenses and the purpose of each such Expense; and (iii) all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable), in each case during the preceding calendar or fiscal quarter.

b-26

        The aggregate Permitted Payments and Permitted Expenses paid by the Fund during the fiscal year ended November 30, 2003 were as set forth below:

Payments to Qualified	Reimbursements of Expenses
Recipients	Incurred by Distributor
(Permitted Payments)	(Permitted Expenses)
$404,504	$25,649

        The Plan, unless terminated as hereinafter provided, shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Trustees and its Qualified Trustees cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated with respect to the Fund at any time by a vote of a majority of the Qualified Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval, as set forth in (ii) above, and all amendments must be and have been approved in the manner set forth under (i) above.

NET ASSET VALUE

        The net asset value of the Fund will be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

        The Fund’s net asset value is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding. The Fund’s offering price is equal to the sum obtained by adding the applicable sales charge or load to the net asset value. The excess of the offering price over the net amount invested is paid to the Distributor, the Fund’s principal underwriter.

        In determining the net asset value of the Fund’s shares, common stocks that are listed on national securities exchanges are valued at the last sale price as of the close of trading, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. NASDAQ National Market® and SmallCap® securities are valued at the NASDAQ Official Closing Price (“NOCP”). If a NOCP is not issued for a given day, these securities are valued at the average of readily available closing bid and asked prices. Unlisted securities held by the Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Options traded on national securities exchanges are valued at the average of the closing quoted bid and asked prices on such exchanges.

        When the Fund writes a call or a put, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent amount is included in the liability section. This amount is “marked-to-market” to reflect the current market value of the call or put. If a call the Fund wrote is exercised, the proceeds it receives on the sale of the related investment by it are increased by the amount of the premium it received. If a put the Fund wrote is exercised, the amount it pays to purchase the related investment is decreased by the amount of the premium received. If a call the Fund purchased is exercised by it, the amount it pays to purchase the related investment is increased by the amount of the premium it paid. If a put the Fund purchased is exercised by it, the amount it receives on its sale of the related investment is reduced by the amount of the premium it paid. If a call or put written by the Fund expires, it has a gain in the amount of the premium; if the Fund enters into a closing transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

        The Fund prices foreign securities in terms of U.S. dollars at the official exchange rate. Alternatively, it may price these securities at the average of the current bid and asked price of such currencies against the dollar last quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If the Fund does not have either of these alternatives available to it or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, the Board of Trustees in good faith will establish a conversion rate for such currency.

        Generally, U.S. Government securities and other fixed income securities complete trading at various times prior to the close of the New York Stock Exchange. For purposes of computing net asset value, the Fund uses the market value of such securities as of the time their trading day ends. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange, which events will not be reflected in the computation of the Fund’s net asset value. It is currently the policy of the Fund that events affecting the valuation of Fund securities between such times and the close of the New York Stock Exchange, if material, may be reflected in such net asset value.

        Foreign securities trading may not take place on all days when the New York Stock Exchange is open, or may take place on Saturdays and other days when the New York Stock Exchange is not open and the Fund’s net asset value is not calculated. When determining net asset value, the Fund values foreign securities primarily listed and/or traded in foreign markets at their market value as of the close of the last primary market where the securities traded. Securities trading in European countries and Pacific Rim countries is normally completed well before 4:00 P.M. Eastern Time. It is currently the policy of the Fund that events affecting the valuation of Fund securities occurring between such times and the close of the New York Stock Exchange, if material, may be reflected in such net asset value.

        The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

SHAREHOLDER SERVICES

        Selected Dealer Reallowances. The Distributor will reallow to Selected Dealers a portion of the front-end sales load in accordance with the following schedule:

Amount of Purchase	Sales Load as a Percentage of Offering Price	Reallowance to Selected Dealers
Less than $100,000	4.50%	4.00%
$100,000 to $249,999	3.00%	2.75%
$250,000 to $499,999	2.50%	2.25%
$500,000 to $999,999	2.00%	1.75%
$1,000,000 or more	0%	0%

        Right of Accumulation. A reduced sales charge applies to any purchase of shares of the Fund that is purchased with a sales charge where an investor’s then current aggregate investment in shares of the Fund and shares of the PIA Equity Fund (a PIA Mutual Fund described in a separate statement of additional information) purchased prior to March 29, 2004 (“PIA Equity Fund Shares”) is $100,000 or more. “Aggregate investment” means the total of (i) the dollar amount of the then current purchase of shares of the Fund; and (ii) the value (based on current net asset value) of previously purchased and beneficially owned shares of the Fund and PIA Equity Fund Shares on which a sales charge had been paid.

        Statement of Intent. Reduced sales charges are available to purchasers who enter into a written Statement of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund. All shares of the Fund and PIA Equity Fund Shares previously purchased and still owned are also included in determining the applicable reduction.

        A Statement of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments in the Fund over a thirteen-month period. The investment made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single investment. Shares totaling 5% of the dollar amount of the Statement of Intent will be held in escrow by the Transfer Agent in the name of the purchaser. The effective date of a Statement of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser’s cost, can be applied to the fulfillment of the Statement of Intent goal.

        The Statement of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Statement of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales commission otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales commission, a price adjustment is made by refunding to the purchaser the amount of excess sales commission, if any, paid during the thirteen-month period. Investors electing to purchase shares of the Fund pursuant to a Statement of Intent should carefully read such Statement of Intent.

        Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available for shareholders having shares of the Fund with a minimum value of $10,000, based upon the offering price. The Systematic Withdrawal Plan provides for monthly or quarterly redemptions in any amount not less than $100 (which amount is not necessarily recommended).

        Dividends and capital gains distributions on shares held under the Systematic Withdrawal Plan are invested in additional full and fractional shares at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time, and, while no fee is currently charged, the Fund reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days’ written notice to the shareholder.

        Withdrawal payments should not be considered as dividends, yield, or income. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted

        Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may purchase additional shares when participating in the Systematic Withdrawal Plan, withdrawals made concurrently with purchases of additional shares of the Fund are inadvisable because of the sales charges applicable to the purchase of additional shares.

        Pre-authorized Investment. A shareholder who wishes to make additional investments in the Fund on a regular basis may do so by authorizing the Transfer Agent to deduct a fixed amount each month from the shareholder’s checking account at his or her bank. This amount will automatically be invested in the Fund on the same day that the preauthorized debit is issued. The shareholder will receive a confirmation from the Fund, and the bank account statement will show the amount charged. The form necessary to begin this service is available from the Transfer Agent.

        Tax Sheltered Retirement Plans. Through the Distributor, retirement plans are either available or expected to be available for use by the self-employed (Keogh Plans), Individual Retirement Accounts (including SEP-IRAs) and “tax-sheltered accounts” under Section 403(b)(7) of the Code. Adoption of such plans should be on advice of legal counsel or tax advisers.

        For further information regarding plan administration, custodial fees and other details, investors should contact the Distributor.

        Investments at Net Asset Value. The Trust permits investors to purchase shares of the Fund at net asset value, using the proceeds from certain redemptions of shares of other mutual funds. The reason for permitting such sales at net asset value is that the Distributor believes that these investors have already become informed about the advantages of investing in mutual funds and accordingly the sales effort is significantly less. The Distribution Plan is expected to provide adequate compensation to dealers for assisting these investors in purchasing shares of the Fund.

        The Fund may sell shares at net asset value to officers and trustees of the Trust and certain other affiliated persons and members of their families as well as customers of the Adviser, Murphy Investment Management, Inc., Pacific Income Advisers, Inc. and the Distributor, and to certain publishers of investment advisory newsletters and their subscribers and certain investment advisers on behalf of their discretionary accounts. The reason for permitting such investments without a sales charge is that the Distributor incurs no material sales expense in connection therewith.

        Former shareholders of the Fund and the PIA Equity Fund may also purchase shares of the Fund at net asset value up to an amount not exceeding their prior investment in shares of the Fund and PIA Equity Fund Shares. When making a purchase at net asset value pursuant to this provision, the former shareholder should forward to the Trust’s transfer agent a copy of an account statement showing the prior investment in shares of the Fund and PIA Equity Fund Shares.

        Redemption/Exchange Fee. The Fund imposes a 1.50% redemption fee on the value of shares redeemed less than three months after the date of purchase. This fee only applies to shares purchased after May 1, 2003. The redemption fee will not apply to shares purchased through reinvested dividends (dividends and capital gains), shares held in retirement plans and shares redeemed through designated systematic withdrawal plans. The redemption fee is designed to discourage short-term trading and any proceeds of the fee will be credited to the assets of the Fund.

        The Fund imposes a 1.50% exchange fee on the value of shares exchanged less than 3 months after the date of purchase. This fee only applies to shares purchased after May 1, 2003. The exchange fee will not apply to shares purchased through reinvested dividends (dividends and capital gains) and shares held in retirement plans. The exchange fee is designed to discourage short-term trading and any proceeds of the fee will be credited to the assets of the Fund.

        In calculating whether a sale of Fund shares or exchange of Fund shares is subject to a redemption fee or exchange fee, as the case may be, a shareholder’s holdings will be viewed on a “first in/first out” basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have sold or exchanged the shares he or she acquired earliest. The fee will be calculated based on the current price of the shares as of the trade date of the sale or exchange.

TAXES

General

        The Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The discussion that follows is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their tax advisers for a complete review of the tax ramifications of an investment in the Fund.

        If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Also shareholders would not be liable for income tax on the Fund’s net investment income or net realized gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

        To reduce the risk that the Fund’s investments in gold, silver, platinum and palladium bullion may result in the Fund’s failure to satisfy the requirements of Subchapter M, the Adviser will endeavor to manage the Fund’s portfolio so that (i) less than 10% of the Fund’s gross income each year will be derived from its investments in gold, silver, platinum and palladium bullion, and (ii) less than 50% of the value of the Fund’s assets, at the end of each quarter, will be invested in gold, silver, platinum and palladium bullion.

        Dividends from the Fund’s net investment income, including short-term capital gains, are taxable to shareholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions of net capital gains are taxable as long-term capital gains regardless of the shareholder’s holding period for the shares. Such dividends and distributions are taxable to shareholders whether received in cash or in additional shares. The 70% dividends-received deduction for corporations will apply to dividends from the Fund’s net investment income, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the distributions of net investment company taxable income made by the Fund.

        Any dividend or capital gain distribution paid shortly after a purchase of shares of the Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

        Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the shareholder’s holding period for the shares. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received. A shareholder’s basis in Fund shares which are exchanged within 90 days of purchase pursuant to the exchange privilege or reinvestment option will not include the sales charge with respect thereto and such sales charge will be added to the basis of the shares purchased pursuant to the exchange privilege or reinvestment option.

Rule 17a-7 Transactions

        The Fund has adopted procedures pursuant to Rule 17a-7 under the 1940 Act pursuant to which the Fund may effect a purchase and sale transaction with an affiliated person of the Fund (or an affiliated person of such an affiliated person) in which the Fund issues its shares in exchange for securities which are permitted investments for the Fund. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in accordance with Rule 17a-7. Certain of the transactions may be tax-free with the result that the Fund acquires unrealized appreciation. Most Rule 17a-7 transactions will not be tax-free.

Taxation of Hedging Instruments

        If a call option written by the Fund expires, the amount of the premium received by the Fund for the option will be short-term capital gain. If the Fund enters into a closing transaction with respect to the option, any gain or loss realized by the Fund as a result of the transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder’s right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund’s holding period for the underlying security or futures contract, and the amount of the premium received will be added to the proceeds of sale for purposes of determining the amount of the capital gain or loss.

        With respect to call options purchased by the Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund’s holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the security so acquired.

        The Fund may acquire put options. Under the Code, put options on securities are taxed similar to short sales. If the Fund owns the underlying security or acquires the underlying security before closing the option position, the option positions may be subject to certain modified short sale rules. If the Fund exercises or allows a put option to expire, the Fund will be considered to have closed a short sale. The Fund will generally have a short-term gain or loss on the closing of an option position. The determination of the length of the holding period is dependent on the holding period of the stock used to exercise that put option. If the Fund sells the put option without exercising it, its holding period will be the holding period of the option.

Foreign Taxes

        The Fund may be subject to foreign withholding taxes on income and gains derived from its investments outside the U.S. Such taxes would reduce the return on the Fund’s investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of any taxable year consist of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign country income or withholding taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles, as paid by its shareholders. For any year that the Fund makes such an election, each of its shareholders will be required to include in his income (in addition to taxable dividends actually received) his allocable share of such taxes paid by the Fund and will be entitled, subject to certain limitations, to credit his portion of these foreign taxes against his U.S. federal income tax due, if any, or to deduct it (as an itemized deduction) from his U.S. taxable income, if any. Generally, credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his foreign source taxable income.

        If the pass through election described above is made, the source of the Fund’s income flows through to its shareholders. Certain gains from the sale of securities and currency fluctuations will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income, one of which is foreign source “passive income.” For this purpose, foreign “passive income” includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of the foreign tax paid by the Fund.

        The foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Fund does not make the pass through election described above, the foreign taxes it pays will reduce its income, and distributions by the Fund will be treated as U.S. source income.

        Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate: (i) such shareholder’s portion of the foreign taxes paid; and (ii) the portion of the Fund’s dividends and distributions that represent income derived from foreign sources.

Back-up Withholding

        Federal law requires the Fund to withhold 28% of a shareholder’s reportable payments (which include dividends, capital gains distributions and redemption proceeds) for shareholders who have not properly certified that the Social Security or other Taxpayer Identification Number they provide is correct and that the shareholder is not subject to back-up withholding.

GENERAL INFORMATION

        The Trust’s Declaration of Trust permits its trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Trust’s liquidation, all shareholders of a Fund would share pro rata in its net assets available for distribution to shareholders. The holders of shares have no preemptive or conversion rights. If they deem it advisable and in the best interests of shareholders, the Board of Trustees may create additional classes of shares which may differ from each other only as to dividends or (as is the case with all of the PIA Mutual Funds) each of which has separate assets and liabilities.

        Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. Rule 18f-2 under the 1940 Act provides that matters submitted to shareholders be approved by a majority of the outstanding securities of each Fund, unless it is clear that the interests of each Fund in the matter are identical or the matter does not affect a Fund. However, the rule exempts the ratification of the selection of accountants and the election of trustees from the separate voting requirements.

        Income, direct liabilities and direct operating expenses of each Fund will be allocated directly to each Fund, and general liabilities and expenses of the Trust will be allocated among the Funds in proportion to the total net assets of each Fund, on a pro rata basis among the Funds or as otherwise determined by the Board of Trustees.

        The By-Laws provide that the Trust’s shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a trustee. The trustees will call a meeting of shareholders to vote on the removal of a trustee upon the written request of the record holders of ten percent of the Trust’s shares. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of the Trust’s shares may advise the trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a trustee. The trustees will then, if requested by the applicants, mail at the applicants’ expense the applicants’ communication to all other shareholders. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. The Trust may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of the outstanding shares of each Fund, or upon liquidation and distribution of its assets, if so approved. If not so terminated, the Trust will continue indefinitely.

        Shares of the Trust when issued are fully paid and non-assessable. The Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust such as the Trust to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations, which obligations are limited by the 1940 Act.

        The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

        The Funds’ custodian, U.S. Bank, N.A., Cincinnati, Ohio, is responsible for holding the Funds’ assets. UMB Fund Services, Inc., the Trust’s Administrator, maintains the Funds’ accounting records and calculates daily the net asset value of the Funds’ shares.

        The Trust’s independent accountants, PricewaterhouseCoopers LLP, examine the Fund’s annual financial statements and assist in the preparation of certain reports to the Securities and Exchange Commission.

        The Distributor distributes the shares on a “best efforts” basis (the Fund’s shares are offered on a continuous basis). During the Fund’s most recent fiscal year, the Distributor received the net underwriting discounts or commissions, compensation on redemptions and repurchases, brokerage commissions or other similar compensation from the Fund set forth below:

Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
$0	$0	$0	$67,884

        *12b-1 fees and sales charges.

SALES CHARGES

        During the three fiscal years ended November 30, 2003, the aggregate dollar amount of sales charges on the sales of shares of the Fund and the amount retained by the Distributor were as follows:

Years Ended November 30
2001		2002		2003
Sales Charge	Amount Retained	Sales Charge	Amount Retained	Sales Charge	Amount Retained
$305,644	$32,840	$471,529	$22,313	$607,175	$65,030

CALCULATION OF PERFORMANCE DATA

        From time to time the Fund may quote its average annual total return (“standardized return”) in advertisements or promotional materials. Additionally the performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available, and the performance of the Funds may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Advertisements and promotional materials reflecting standardized return (“performance advertisements”) will show percentage rates reflecting the average annual change in the value of an assumed initial investment in the Fund of $1,000 at the end of one, five and ten year periods reduced by the maximum applicable sales charge. If such periods have not yet elapsed, data will be given as of the end of a shorter period corresponding to the period of existence of the Fund. Standardized return assumes the reinvestment of all dividends and capital gain distributions, but does not take into account any federal or state income taxes that may be payable upon redemption. The formulas the Fund uses in calculating standardized return are described below.

        In addition to standardized return, performance advertisements also may include other total return performance data (“non-standardized return”). Non-standardized return may be quoted for the same or different periods as those for which standardized return is quoted and may consist of aggregate or average annual percentage rates of return, actual year by year rates or any combination thereof.

        All data included in performance advertisements will reflect past performance and will not necessarily be indicative of future results. The investment return and principal value of an investment in the Fund will fluctuate, and an investor’s proceeds upon redeeming Fund shares may be more or less than the original cost of the shares.

        Average total return is calculated according to the following formula:

P(1+T)n=ERV

where P=a hypothetical initial payment of $1,000; T=average annual total return; n= number of years; and ERV = ending redeemable value of the hypothetical initial payment of $1,000 made at the beginning of the period shown. The maximum sales load (4.50%) was deducted from the initial $1,000 investment and all dividends and distributions were assumed to have been reinvested at the appropriate net asset value per share.

        Average annual total return (after taxes on distributions) is calculated according to the following formula:

        P(1+T)n=ATVD

where P=a hypothetical initial investment of $1,000; T=average annual total return (after taxes on distributions); n= number of years; and ATVD=ending redeemable value of the hypothetical initial payment of $1,000 made at the beginning of the period shown at the end of the period shown after taxes on distributions but not after taxes on redemptions. The maximum sales load (4.50%) was deducted from the initial $1,000 investment and all dividends and distributions (less the taxes due on such dividends and distributions) were assumed to have been reinvested at the appropriate net asset value per share. Generally the calculation assumes the highest individual marginal federal income tax rates in effect on the reinvestment date in determining the taxes due on dividends and distributions and disregards any potential tax liabilities other than federal tax liabilities.

        Average annual total return (after taxes on distributions and redemptions) is calculated according to the following formula:

        P(1+T)n= ATVDR

where P=a hypothetical initial investment of $1,000; T=average annual total return (after taxes on distributions and redemption); n= number of years; and ATVDR=ending redeemable value of the hypothetical initial payment of $1,000 made at the beginning of the period shown at the end of the period shown after taxes on distributions and redemptions. The maximum sales load (4.50%) was deducted from the initial $1,000 investment and all dividends and distributions (less the taxes due on such dividends and distributions) were assumed to have been reinvested at the appropriate net asset value per share. Generally the calculation assumes the highest individual marginal federal income tax rates in effect on the reinvestment date in determining the taxes due on dividends and distributions and disregards any potential tax liabilities other than federal tax liabilities. The ending redeemable value is determined by subtracting capital gains taxes resulting from the investment and adding the tax benefit from capital losses resulting from the redemption. Generally the calculation assumes the highest federal individual capital gains tax rates for gain of the appropriate character in effect on the redemption date in accordance with the federal tax law applicable on the redemption date and separately tracks the basis and holding period for the initial investment and each subsequent purchase through reinvested dividends and distributions.

DESCRIPTION OF SECURITIES RATINGS

        The Fund may invest in securities rated by Standard & Poor’s Corporation (Standard & Poor’s) or by Moody’s Investors Service, Inc. (“Moody’s”). A brief description of the rating symbols and their meanings follows:

        Standard & Poor’s Commercial Paper Ratings. A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

        A-1.        This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2.        Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed “A-1".

        A-3.        Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

        Moody’s Short-Term Debt Ratings. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

        Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

        Prime-1.        Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

–	Leading market positions in well-established industries.

–	High rates of return on funds employed.

–	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

–	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

–	Well-established access to a range of financial markets and assured sources of alternate liquidity.

        Prime-2.        Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.